Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
ArcBest 401(k) and DC Retirement Plan
Party-in-Interest Transactions
Party-in-Interest Transactions

Note 4:Party-in-Interest Transactions

Party-in-interest transactions include those with fiduciaries or employees of the Plan, any person who provides services to the Plan, an employer whose employees are covered by the Plan, and an employee organization whose members are covered by the Plan, a person who owns 50 percent or more of such an employer or employee association, or relatives of such persons.

Investments in the ArcBest Corporation stock fund, which holds investments in the common stock of the Company, qualify as party-in-interest transactions. The ArcBest Corporation stock fund also holds cash equivalent investments in the State Street Institutional U.S. Government Money Market Fund administered by State Street Global Markets, LLC, and an affiliate of State Street Corporation. State Street Bank and Trust Company is also an affiliate of State Street Corporation.

CapTrust Partners, LLC provides investment consulting and investment management services for the Plan. During 2025 and 2024, the Plan paid CapTrust Partners, LLC a total of $93,500 and $75,338, respectively, for these services.

All revenue sharing is rebated to participant accounts; however, for the years ended December 31, 2025 and 2024, the Plan has not generated any revenue share based on the investments available in the Plan.

For the year ended December 31, 2025 and 2024, the Plan paid $308,829 and $288,767, respectively, for recordkeeping, trust, and administrative and advisor services to Schwab Retirement Plan Services, Inc.

Individually immaterial expenses paid by the Plan to parties-in-interest aggregating to $65,938 and $93,873 were recorded in administrative expenses for 2025 and 2024, respectively. The Company provides certain administrative services at no cost to the Plan.